UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen

A TIAA Company

Closed-End Funds

30 September 2020

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter

to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in multiple areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This, along with government stimulus, has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the course of the virus and policy goals of the presumptive Biden administration – and their implications for the U.S. economic recovery – will continue to shape sentiment.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators.
Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional stimulus measures are expected after the election, even if control of Congress remains divided. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 20, 2020

Portfolio Manager’s Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coron-avirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2020?
The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund invests in municipal securities of varying maturities targeting an overall intermediate duration profile. The Fund may use inverse floating rate securities (or tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage.
During the six-month reporting period, the municipal market continued to recover from the liquidity-driven sell-off in March 2020 (prior to the beginning of this reporting period). As the economic shock caused by COVID-19 containment measures was becoming apparent in March 2020, financial markets including U.S. municipal bonds responded dramatically. Interest rate volatility spiked, municipal bond prices severely dislocated from Treasury bond prices and municipal credit spreads widened to levels significantly above the long-term average. Quick intervention from the government and Federal Reserve (Fed) brought stability to the municipal market, supporting a rebound in the high grade segments of the municipal bond market. Lower rated, higher yielding municipal bonds, however, were slower to rebound, as these credits are more typically found in sectors more affected by the COVID-19 crisis, including transportation, lodging, convention centers, hospitals, senior living facilities and higher education.
Despite the elevated volatility in March and April 2020, interest rates ended the six-month reporting period down slightly from the beginning of the reporting period. A sharper fall in short-term rates, driven by the Fed moving its benchmark target rate to zero, steepened the yield curve. Demand for municipal bonds began to recover, with investor inflows resuming a positive trend after the March-April sell-off, including in high yield municipal bonds. Issuance also approached more normal levels by the end of the reporting period. Notably, taxable municipal bonds’ share of issuance has risen meaningfully over the past year, which has increased the scarcity value of tax-exempt municipal bonds. Supply-demand conditions have therefore remained favorable for municipal bonds, helping credit spreads to narrow from the widest levels seen during the pandemic-induced volatility.
Our trading activity, which was largely driven by the reinvestment of call and maturity proceeds, continued to focus on pursuing the Fund’s investment objectives. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. Additionally, as a closed end fund, the Fund does not need to sell positions to meet investor redemptions. The Fund’s ability to reinvest cash inflows was beneficial in this period of market weakness, when buying opportunities were more abundant. To maintain the Fund’s target range of 8 to 12 years, we bought bonds with an average maturity of 9 years, while the average maturity of bond redemptions was 4 years. We added bonds across a diverse range of sectors and credit ratings, although quality skewed toward medium investment grade. Names we bought included CommonSpirit Health, Parkview Medical Center, Puerto Rico sales tax revenue bonds (known as COFINAs), MTA (Metropolitan Transportation Authority) in New York, NuStar, Tower Health, Altru Health, NRG Energy and MaineGeneral Health. The Fund’s allocation to housing bonds increased, with the purchase of housing issues for Nebraska, Wisconsin, New York, Alabama and Pennsylvania. The allocation to pre-refunded bonds increased passively, due to refunding activity during the reporting period.
How did NIM perform during the six-month reporting period ended September 30, 2020?
The table in NIM’s Performance Overview and Holding Summaries section of this report provides total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended September 30, 2020. The Fund’s returns are compared with the performance of corresponding market indexes.
For the six months ended September 30, 2020, the total return on net asset value (NAV) for NIM outperformed the return for the S&P Municipal Bond Intermediate Index.

Although the falling interest rate environment during the reporting period was generally beneficial for Fund performance, the Fund’s yield curve positioning was less favorable for the yield curve steepening that occurred. The Fund’s overweight to longer maturities (10 years and longer) was a strong positive contributor, as longer bonds outperformed. However, the Fund’s significant overweight to the shorter (zero to 2-year) maturities detracted, as shorter bonds lagged in this reporting period. As a result, duration and yield curve positioning had a somewhat negative impact on relative performance.
Credit quality and sector allocations were positive contributors to relative performance. Credit spreads narrowed substantially since March 2020, helping lower rated bonds to outperform in this reporting period. As a result, the Fund’s overweights primarily to A and BBB rated credits were a strong positive contributor. Exposure to below investment grade bonds also added to performance. On a sector basis, the top performers were overweight allocations in tobacco settlement and industrial development revenue (IDR) bonds and an underweight in utilities. Weak performing sector positions included overweight positions in the housing and health care sectors and an underweight in education. Single-family housing bonds came under pressure due to historically low mortgage rates, which have led to a significant increase in mortgage refinancing activity that shortens the expected average life of these housing bonds.
Security selection was favorable across a number of sectors, but gains were offset by negative performance from a few larger holdings that suffered event/headline-driven weakness. Brightline (formerly known as Virgin Trains USA) underperformed during the reporting period as revenues declined after the Florida high speed rail system suspended its operations during the COVID-19 crisis. The Fund’s position in Energy Harbor common stock was another large detractor. The Fund acquired shares in Energy Harbor when its holding of certain municipal bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly post its March 2020 issuance, which increased both the size of the Fund’s position and its impact to performance. In July 2020, the stock suffered a correction on negative headline news about the predecessor company and its former parent company. While we continue to closely monitor the situation, we believe that the sell-off was a short-term overreaction and that over the long term, the company’s underlying value will be recognized by the market. Other detractors included our security selection in tobacco settlement bonds (due to holdings in D.C. and Illinois) and education (due to student loan credits). However, our security selection outperformed in utilities (especially prepay gas credits), tax supported (Chicago Board of Education, Chicago debt, New Jersey debt and Puerto Rico COFINAs), transportation (both airports and toll roads) and housing (primarily due to longer duration housing bonds).

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of September 30, 2020. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.
Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2020	$0.0265
May	0.0265
June	0.0265
July	0.0265
August	0.0265
September 2020	0.0265
Total Distributions from Net Investment Income	$0.1590
Yields
Market Yield*	3.03%
Taxable-Equivalent Yield*	5.11%

*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,245,000
During the current reporting period, the Fund did not repurchase any of its outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of September 30, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

Common share NAV	$10.72
Common share price	$10.49
Premium/(Discount) to NAV	(2.15)%
6-month average premium/(discount) to NAV	(4.86)%

Risk Considerations
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.

NIM	Nuveen Select Maturities Municipal Fund Performance Overview and Holding Summaries as of September 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at Common Share NAV	4.22%	2.63%	3.51%	3.63%
NIM at Common Share Price	9.06%	4.03%	4.08%	2.89%
S&P Municipal Bond Intermediate Index	4.04%	4.29%	3.64%	3.80%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.0%
Common Stocks	1.2%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	6.6%
AAA	3.2%
AA	24.8%
A	30.6%
BBB	21.1%
BB or Lower	7.0%
N/R (not rated)	5.6%
N/A (not applicable)	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.2%
Transportation	17.0%
Utilities	13.9%
Tax Obligation/General	13.4%
Health Care	12.9%
U.S. Guaranteed	6.6%
Other[1]	19.0%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.4%
California	8.2%
New Jersey	7.9%
Texas	6.7%
Pennsylvania	5.5%
Ohio	5.0%
New York	4.7%
Arizona	3.8%
Florida	3.7%
Louisiana	3.5%
Wisconsin	3.1%
Washington	2.4%
Colorado	2.2%
Kentucky	2.0%
Puerto Rico	1.9%
Alabama	1.9%
Georgia	1.6%
North Carolina	1.5%
Michigan	1.4%
Other	18.6%
Total	100%
1 See Portfolio of Investments for details on “other” Portfolio Composition.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2020 for NIM.  The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

NIM
Common
Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	10,281,725
Withhold	148,261
Total	10,429,986
Terence J. Toth
For	10,209,262
Withhold	220,724
Total	10,429,986
Robert L. Young
For	10,275,875
Withhold	154,111
Total	10,429,986

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 97.0%
	Alabama – 1.3%
$ 85	Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax Bonds, Series 2018A,	7/28 at 100.00	Aa3	$ 86,936
	4.000%, 7/01/37
210	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series	9/23 at 100.31	A	229,753
	2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)
300	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%,	3/21 at 100.59	Aa2	306,111
	7/01/46 (Mandatory Put 6/01/21)
565	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	596,877
	8/01/47 (Mandatory Put 7/01/22)
105	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	107,793
	Spring Hill College Project, Series 2015, 5.000%, 4/15/27
135	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	No Opt. Call	BBB	137,759
	International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory
	Put 6/16/25)
260	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2,	3/24 at 100.29	A	288,012
	Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)
1,660	Total Alabama			1,753,241
	Alaska – 0.3%
370	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2020A-II,	6/29 at 100.00	AA+	363,928
	2.000%, 12/01/35
	Arizona – 3.8%
75	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	77,675
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
315	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	333,059
	Hospital, Refunding Series 2012A, 5.000%, 2/01/27
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	451,014
685	5.000%, 7/01/26	7/22 at 100.00	A1	725,463
685	5.000%, 7/01/27	7/22 at 100.00	A1	724,367
120	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27	No Opt. Call	Aa2	155,240
600	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	631,122
	Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)
60	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	63,272
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)
375	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	432,930
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	3/23 at 100.00	A–	120,598
	Power Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
245	5.000%, 12/01/32	No Opt. Call	A3	320,164
730	5.000%, 12/01/37	No Opt. Call	A3	986,157
4,430	Total Arizona			5,021,061

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 0.6%
$ 165	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care,	3/27 at 100.00	BBB+	$ 199,150
	Refunding Series 2020B-2, 5.000%, 9/01/44 (Mandatory Put 9/01/27)
540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	541,458
	Company Project, Series 2013, 2.375%, 1/01/21
705	Total Arkansas			740,608
	California – 8.1%
100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/25 at 100.00	AA	109,656
	Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)
95	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A	126,113
	Los Angeles County Securitization Corporation, Series 2020A, 5.000%, 6/01/30
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital,	2/27 at 100.00	AA	437,557
	Series 2017, 3.750%, 2/01/32
5	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	No Opt. Call	AA–	6,079
	Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)
138	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	153,222
	2019-2, 4.000%, 3/20/33
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	299,731
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	AA	1,093,071
	Series 2018A, 3.250%, 12/31/32 – AGM Insured (AMT)
285	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	285,829
	Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	115,982
	Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory
	Put 11/03/25) (AMT)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	320,290
	Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	224,088
	Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	166,476
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/29
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2018A:
710	5.000%, 12/01/27, 144A	No Opt. Call	BB	831,069
30	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	34,325
135	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	No Opt. Call	AA–	178,863
	Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)
175	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente	No Opt. Call	AA–	231,859
	System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)
250	Delano, California, Certificates of Participation, Delano Regional Medical Center,	1/23 at 100.00	N/R (4)	274,930
	Series 2012, 5.000%, 1/01/24 (Pre-refunded 1/01/23)
220	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	BB–	223,054
	Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon	9/24 at 100.00	N/R	111,379
	Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
200	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	11/20 at 100.00	AA	200,616
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	1,160,480
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	AA	1,909,100
	8/01/25 – AGC Insured

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	$ 38,051
	Series 2013A, 5.750%, 6/01/44
80	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds,	11/26 at 100.00	A–	82,025
	Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding	No Opt. Call	AAA	1,415,860
	Series 2011, 0.010%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	A–	475,071
	Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series	No Opt. Call	Baa2	253,466
	2015A, 5.000%, 7/01/25
10,643	Total California			10,758,242
	Colorado – 2.2%
750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	855,705
	4.000%, 6/30/30 (AMT)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	No Opt. Call	BBB+	261,390
	Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (4)	152,507
	Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)
100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	2/26 at 100.00	BBB+	119,245
	Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/26 at 100.00	Baa1	157,537
	Series 2016, 3.125%, 9/01/42
100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	103,069
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	262,212
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	193,912
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds,	No Opt. Call	N/R	502,065
	Refunding Series 2013, 5.000%, 12/01/20, 144A
215	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	11/20 at 100.00	Baa3	215,426
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds,	No Opt. Call	Ba1	102,399
	Series 2017A-1, 3.500%, 12/01/27
2,870	Total Colorado			2,925,467
	Connecticut – 1.1%
370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	1/30 at 100.00	A+	426,754
	HealthCare Issue, Series 2020A, 4.000%, 7/01/36
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	200,660
	Series 2017B-2, 0.550%, 7/01/37 (Mandatory Put 7/03/23)
160	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	166,422
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
325	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	350,899
110	Connecticut State, General Obligation Bonds, Refunding Series 2016G, 5.000%, 11/01/20	No Opt. Call	A1	110,429
120	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	129,786
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	97,698
20	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	22,387
1,395	Total Connecticut			1,505,035

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.1%
$ 170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	$ 191,493
	2013, 5.000%, 7/01/28 (Pre-refunded 7/01/23)
	District of Columbia – 0.6%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	118,718
	Properties LLC Issue, Series 2013, 5.000%, 10/01/30
550	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	604,406
	Bonds, Series 2001, 6.500%, 5/15/33
25	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System	10/26 at 100.00	Aa3	27,593
	Revenue Bonds, Refunding Series 2016A, 4.000%, 10/01/35 (AMT)
695	Total District of Columbia			750,717
	Florida – 3.2%
80	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	6/26 at 100.00	A	97,204
	Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding
	Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)
270	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas	No Opt. Call	AA	305,648
	Series 2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	584,548
400	5.000%, 6/01/25	12/24 at 100.00	AA	469,612
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges
	University, Refunding Series 2013:
55	4.750%, 11/01/23	No Opt. Call	BB+	55,987
370	6.000%, 11/01/33	11/23 at 100.00	BB+	388,881
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
665	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	575,963
680	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	589,295
115	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2,	1/28 at 100.00	Aaa	129,710
	3.750%, 7/01/33
100	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series	No Opt. Call	A2	100,000
	2011A, 5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	107,366
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)
50	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer	9/30 at 86.77	A+	33,530
	Center Project, Series 2020A, 0.000%, 9/01/34
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
160	5.000%, 9/01/22	No Opt. Call	A+	173,600
350	5.000%, 9/01/23	9/22 at 100.00	A+	379,582
185	5.000%, 9/01/25	9/22 at 100.00	A+	199,796
115	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	123,900
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
4,240	Total Florida			4,314,622
	Georgia – 1.5%
70	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	No Opt. Call	N/R (4)	74,129
	5.200%, 8/01/25 – NPFG Insured (Pre-refunded 8/01/22)
370	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B,	12/27 at 100.00	AAA	391,516
	3.800%, 12/01/33
250	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2020A,	6/29 at 100.00	AAA	265,678
	2.600%, 12/01/32

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 265	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	$ 300,735
	8/01/49 (Mandatory Put 12/02/24)
35	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	No Opt. Call	AA	43,015
	Series 2020B, 5.000%, 9/01/25
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	962,550
	Refunding Series 2012C, 5.250%, 10/01/23
1,890	Total Georgia			2,037,623
	Guam – 0.3%
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A– (4)	160,027
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	158,706
290	Total Guam			318,733
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	207,362
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	No Opt. Call	A–	1,063,530
	Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	23,364
	Systems, Series 2015A, 5.000%, 7/01/29
510	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	540,891
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)
1,730	Total Hawaii			1,835,147
	Idaho – 0.4%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	483,664
	Refunding Series 2016, 2.750%, 10/01/24
	Illinois – 14.1%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	10,363
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	10,524
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	26,560
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	26,514
65	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	68,775
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	15,545
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	15,786
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	26,560
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	37,119
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	42,323
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	1,407,322
	Series 2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	934,635
	Refunding Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	321,961
	Refunding Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	220,958
	Refunding Series 2017D, 5.000%, 12/01/31
255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	261,069
	Refunding Series 2018A, 4.000%, 12/01/21
300	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	329,517
	Refunding Series 2018C, 5.000%, 12/01/24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 310	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/25 at 100.00	A	$ 354,572
	Refunding Senior Lien Series 2015A, 5.000%, 1/01/33 (AMT)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
60	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	66,354
140	5.000%, 1/01/23	No Opt. Call	BBB+	145,607
225	5.000%, 1/01/24	No Opt. Call	BBB+	236,545
190	5.000%, 1/01/25	No Opt. Call	BBB+	201,820
180	5.000%, 1/01/26	No Opt. Call	BBB+	192,737
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	A+	340,629
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	A+	185,953
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017,	3/26 at 100.00	AA	643,171
	3.300%, 3/01/28 – BAM Insured
215	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding	No Opt. Call	AA	245,358
	Series 2008A-2, 4.000%, 11/01/30
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	AA+	2,064,211
	Series 2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	488,470
	5.000%, 9/01/27
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	AA+	619,069
	4.625%, 9/01/39
	Illinois State, General Obligation Bonds, February Series 2014:
320	5.000%, 2/01/24	No Opt. Call	BBB–	340,662
400	5.000%, 2/01/25	2/24 at 100.00	BBB–	424,588
325	5.000%, 2/01/26	2/24 at 100.00	BBB–	344,032
100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB–	107,578
400	Illinois State, General Obligation Bonds, Refunding September Series 2018B,	10/28 at 100.00	BBB–	428,004
	5.000%, 10/01/32
	Illinois State, General Obligation Bonds, Refunding Series 2012:
335	5.000%, 8/01/21	No Opt. Call	BBB–	343,033
1,000	5.000%, 8/01/22	No Opt. Call	BBB–	1,046,260
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB–	298,147
240	5.500%, 7/01/26	7/23 at 100.00	BBB–	254,474
520	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	1/26 at 100.00	AA–	621,046
	Series 2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA–	546,390
	Series 2018A, 5.000%, 1/01/26
455	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	536,804
	5.000%, 1/01/37
25	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/30 at 100.00	BBB	28,396
	Bonds, Series 2020B, 5.000%, 6/15/42
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19,
	Refunding Series 2019:
365	4.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	427,652
200	4.000%, 2/01/29 – BAM Insured	2/28 at 100.00	AA	232,118
395	4.000%, 2/01/30 – BAM Insured	2/28 at 100.00	AA	455,530
1,025	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	1,057,288
	Series 2010, 5.250%, 6/01/21
255	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	304,019
	Series 2017, 5.000%, 6/01/25

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial
	Group, Inc, Series 2013:
$ 50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	$ 60,476
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	114,903
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	244,196
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
25	5.000%, 3/01/22	No Opt. Call	A	26,612
245	5.000%, 3/01/33	3/25 at 100.00	A	286,687
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	169,535
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue	No Opt. Call	A+	536,680
	Source, Series 2012, 4.000%, 11/01/22
16,910	Total Illinois			18,775,137
	Indiana – 1.1%
30	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	11/20 at 100.00	B	30,057
	Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21
60	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/29 at 100.00	Aaa	62,941
	Bonds, Series 2020A, 2.750%, 7/01/40
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series	10/24 at 100.00	A+	159,718
	2014A, 5.000%, 10/01/31
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012,	No Opt. Call	N/R	253,613
	4.750%, 2/01/21
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds,	8/24 at 100.00	A	288,467
	Refunding Series 2014, 5.000%, 2/01/29
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc	No Opt. Call	A1	654,630
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)
1,330	Total Indiana			1,449,426
	Iowa – 0.5%
65	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/20 at 103.00	BB–	65,918
	Company Project, Refunding Series 2019, 3.125%, 12/01/22
200	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	211,124
	Company Project, Series 2013, 5.250%, 12/01/25
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	10/20 at 104.00	BB–	192,592
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	229,469
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
670	Total Iowa			699,103
	Kansas – 0.2%
100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A (4)	109,144
	Improvement Series 2012B, 5.000%, 9/01/37 (Pre-refunded 9/01/22)
150	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A	163,263
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
250	Total Kansas			272,407
	Kentucky – 2.0%
30	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a	2/30 at 100.00	BBB–	31,805
	King’s Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/36
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa3	620,169
	Health, Refunding Series 2017A, 5.000%, 6/01/31
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A1	348,765
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 155	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	$ 155,963
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
225	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%,	1/24 at 100.37	A3	248,474
	4/01/48 (Mandatory Put 4/01/24)
385	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%,	10/24 at 100.24	A1	431,639
	1/01/49 (Mandatory Put 1/01/25)
125	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%,	3/25 at 100.19	A	141,539
	12/01/49 (Mandatory Put 6/01/25)
100	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%,	11/27 at 100.47	A	117,577
	2/01/50 (Mandatory Put 2/01/28)
500	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric	No Opt. Call	A1	498,605
	Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)
30	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County	No Opt. Call	A+	32,031
	Community Hospital Corporation, Series 2013, 5.000%, 4/01/23
2,440	Total Kentucky			2,626,567
	Louisiana – 3.4%
100	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake	12/29 at 100.00	BB+	108,723
	Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	B	468,809
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
1,185	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	Baa2	1,267,002
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017,
	3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic	5/27 at 100.00	A3	182,360
	Foundation Project, Refunding Series 2017, 5.000%, 5/15/30
165	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	196,795
	Refunding Series 2016, 5.000%, 5/15/29
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A3	561,020
350	5.000%, 5/15/24	No Opt. Call	A3	401,758
30	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	AA–	31,488
	2013A, 5.000%, 7/01/29
140	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	171,198
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	117,130
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	615,158
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
105	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series	No Opt. Call	BB–	124,281
	2010B, 6.100%, 12/01/40 (Mandatory Put 6/01/30), 144A
100	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB	100,483
	Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
25	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	31,736
165	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	194,655
4,185	Total Louisiana			4,572,596
	Maine – 0.2%
100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/30 at 100.00	A+	115,403
	Issue, Series 2020A, 4.000%, 7/01/40
25	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	BB	25,609
	Medical Center, Series 2011, 6.950%, 7/01/41

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 55	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2020D,	5/29 at 100.00	AA+	$ 56,337
	2.550%, 11/15/40
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	37,526
215	Total Maine			234,875
	Maryland – 0.5%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BB–	300,431
	5.000%, 9/01/30
180	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	189,344
	Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple	11/21 at 100.00	B	99,557
	Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)
615	Total Maryland			589,332
	Massachusetts – 0.7%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	B	199,436
	Series 2014A, 5.000%, 7/01/27
100	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the	10/22 at 105.00	BB+	102,829
	Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A
100	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	118,591
	2019A, 5.000%, 6/01/39
60	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	74,288
	2018J-2, 5.000%, 7/01/33
100	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center	7/30 at 100.00	BB+	114,898
	Issue, Series 2020G, 5.000%, 7/15/36, 144A
160	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series	6/29 at 100.00	AA+	166,760
	2019-214, 2.800%, 12/01/39
100	Massachusetts State, General Obligation Bonds, Refunding Series 2020A, 5.000%, 6/01/44	No Opt. Call	Aa1	112,553
	(Mandatory Put 6/01/23)
820	Total Massachusetts			889,355
	Michigan – 1.4%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB+	351,224
	Development Area 1 Projects, Series 1996B, 0.010%, 7/01/23
165	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	208,809
	5.500%, 7/01/29 – NPFG Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A+	175,926
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A,	10/27 at 100.00	AA	55,186
	3.800%, 10/01/38
230	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	12/28 at 100.00	AA+	243,517
	2019B, 2.700%, 12/01/34
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	818,787
	County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (AMT)
1,700	Total Michigan			1,853,449
	Minnesota – 0.2%
159	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/26 at 100.00	Aaa	164,940
	Securities Program, Series 2017E, 2.850%, 6/01/47
110	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020E,	7/29 at 100.00	AA+	112,325
	2.500%, 7/01/40
269	Total Minnesota			277,265

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.5%
$ 130	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power,	3/24 at 100.00	A–	$ 136,533
	Series 2002, 3.200%, 9/01/28
175	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company	No Opt. Call	A–	177,457
	Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)
265	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc	4/21 at 100.00	BBB+	266,839
	Project, Refunding Series 2019, 2.500%, 4/01/22
45	Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 5.000%, 10/15/23	No Opt. Call	A+	50,790
615	Total Mississippi			631,619
	Missouri – 0.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	100,546
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	105,103
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	11/23 at 100.00	BBB	30,545
	Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
230	Total Missouri			236,194
	Montana – 0.4%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th	1/23 at 100.00	N/R	267,946
	Street, Series 2013A, 5.000%, 7/01/33
300	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company	3/30 at 102.00	A1	315,006
	Project, Refunding Series 1998A, 2.125%, 5/01/33
560	Total Montana			582,952
	Nebraska – 0.6%
100	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A,	10/23 at 100.43	A	112,506
	5.000%, 3/01/50 (Mandatory Put 1/01/24)
115	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public	6/22 at 100.00	AA–	122,529
	Schools Series 2012, 4.000%, 6/15/23
100	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	104,500
	2019D, 2.600%, 9/01/34
500	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	519,245
	2020A, 2.300%, 9/01/32
815	Total Nebraska			858,780
	Nevada – 1.1%
200	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014,	11/24 at 100.00	AA+	222,862
	4.000%, 11/01/33
65	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series	7/27 at 100.00	Aa3	69,558
	2017B, 4.000%, 7/01/34
45	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	46,979
	Refunding Series 2013, 5.000%, 6/01/22
65	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	63,844
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A+	208,222
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors	7/21 at 100.00	AA	802,698
	Authority, Refunding Series 2011, 5.000%, 7/01/23
1,350	Total Nevada			1,414,163

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.3%
$ 258	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A,	No Opt. Call	BBB	$ 278,560
	4.125%, 1/20/34
105	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water	1/26 at 100.00	A (4)	124,290
	Works Inc Project , Series 2015A, 4.250%, 1/01/36 (Pre-refunded 1/01/26) (AMT)
363	Total New Hampshire			402,850
	New Jersey – 7.8%
535	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	592,084
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
255	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	267,008
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
150	5.000%, 6/15/21	No Opt. Call	BBB+	152,369
375	5.000%, 6/15/22	No Opt. Call	BBB+	389,002
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	388,174
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	217,062
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	526,305
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	154,430
125	4.250%, 6/15/27	6/22 at 100.00	BBB+	126,608
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	307,332
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	A2	243,351
	Replacement Project, Series 2013, 5.000%, 1/01/28 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/25 at 100.00	BBB+	1,131,730
	Refunding Series 2015XX, 5.000%, 6/15/27
1,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/26 at 100.00	Aaa	1,145,063
	Lien Series 2017-1A, 3.750%, 12/01/31 (AMT)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	819,072
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	1,767,651
	2010D, 5.000%, 12/15/23
170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB+	177,108
	2012A, 5.000%, 6/15/42
175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	183,012
	2019AA, 3.750%, 6/15/33
220	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	230,894
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding	No Opt. Call	Baa1	256,242
	Series 2012Q, 3.000%, 1/01/22
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
670	5.000%, 6/01/29	6/28 at 100.00	A	840,796
100	5.000%, 6/01/31	6/28 at 100.00	A–	123,694
345	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB	352,721
	Bonds, Series 2018B, 3.200%, 6/01/27
10,100	Total New Jersey			10,391,708
	New Mexico – 0.3%
60	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	1/29 at 100.00	Aaa	64,104
	Series 2019D, 2.800%, 7/01/34
325	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	386,870
	Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
385	Total New Mexico			450,974

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 4.6%
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue
	Bonds, Catholic Health System, Inc Project, Series 2015:
$ 210	5.000%, 7/01/23	No Opt. Call	BBB	$ 231,800
205	5.000%, 7/01/24	No Opt. Call	BBB	233,456
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	238,510
	Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities	5/22 at 100.00	AA	828,475
	Revenue Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
165	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	168,137
	Series 2011A, 5.750%, 2/15/47
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.010%, 6/01/22 – AGM Insured	No Opt. Call	AA	237,905
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	165,128
275	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	282,975
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
375	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	387,776
	Anticipation Note Series 2019D-1, 5.000%, 9/01/22
80	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	82,533
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
510	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	515,564
	Anticipation Note Series 2020A-2S, 4.000%, 2/01/22
15	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A+	15,318
	2012D, 5.000%, 11/15/29
60	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	62,547
	Community Project, Series 2019, 5.000%, 1/01/40
105	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/22 at 100.00	AA+	105,814
	Bonds, Sustainable Neighborhood Series 2019A-3A, 1.125%, 5/01/60 (Mandatory Put 11/01/24)
350	New York City, New York, General Obligation Bonds, Fiscal 2021 Series A-1, 5.000%, 8/01/29	No Opt. Call	Aa1	456,050
100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	11/27 at 100.00	Aa2	110,847
	Certified/Green Bond Series 2018I, 3.625%, 11/01/33
215	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	224,589
	Certified/Sustainability Series 2019P, 2.600%, 11/01/34
205	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding	5/28 at 100.00	Aa2	224,807
	Series 2019C, 3.500%, 11/01/34
120	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223,	10/28 at 100.00	Aa1	127,025
	2.650%, 10/01/34
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	140,092
230	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	238,043
185	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	200,888
100	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	107,374
35	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	36,638
500	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	533,185
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
60	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB	62,180
60	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	63,774
100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	Baa3	108,145
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/35 (AMT)
5,780	Total New York			6,189,575

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.4%
$ 100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust	1/29 at 100.00	AA+	$ 103,633
	Agreement, Series 2020-43, 2.800%, 1/01/40
1,340	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,592,456
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital	7/26 at 96.08	BBB	212,450
	Appreciation Series 2017C, 0.000%, 7/01/27
1,690	Total North Carolina			1,908,539
	North Dakota – 1.0%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	206,672
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	671,684
100	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	102,551
	Obligated Group, Series 2012, 5.000%, 12/01/32
55	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Home Mortgage	7/29 at 100.00	Aa1	58,062
	Finance Program, Series 2020A, 2.700%, 7/01/35
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C,	7/28 at 100.00	Aa1	107,873
	3.200%, 7/01/39
200	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	No Opt. Call	BBB–	236,040
	2017C, 5.000%, 6/01/28
1,305	Total North Dakota			1,382,882
	Ohio – 4.9%
145	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA–	153,968
	Refunding and Improvement Series 2012A, 5.000%, 5/01/33
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
50	5.000%, 6/01/30	No Opt. Call	A–	66,642
200	5.000%, 6/01/31	6/30 at 100.00	A–	264,438
130	5.000%, 6/01/32	6/30 at 100.00	A–	170,527
500	5.000%, 6/01/35	6/30 at 100.00	A–	644,605
100	5.000%, 6/01/36	6/30 at 100.00	A–	128,197
30	4.000%, 6/01/48	6/30 at 100.00	BBB+	32,816
100	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	106,459
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	498,475
	Project, Series 2013, 5.000%, 6/15/43
40	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	11/20 at 100.00	A–	40,150
	Refunding Series 2008C, 5.500%, 8/15/24
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
40	4.000%, 10/01/20	No Opt. Call	Aa3	40,000
45	5.000%, 10/01/21	No Opt. Call	Aa3	47,174
35	5.000%, 10/01/22	No Opt. Call	Aa3	38,376
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	56
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	125
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	531
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	113
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A,
	3.125%, 7/01/33 (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	$ 163
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)
335	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	347,583
	Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)
200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	212,682
	Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)
350	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	372,144
	Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	10/24 at 100.00	BBB+	103,019
	Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	103,698
	Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	No Opt. Call	N/R	49,207
	Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)
95	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/28 at 100.00	Aaa	101,631
	Securities Program, Series 2019B, 3.000%, 9/01/39
100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	3/29 at 100.00	Aaa	104,839
	Securities Program, Series 2020A, 2.750%, 9/01/40
25	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/29 at 100.00	Aaa	25,123
	Securities Program, Series 2020B, 2.250%, 9/01/40
2,300	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	2,807,518
	Convertible Series 2013A-3, 0.000%, 2/15/34 (5)
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	150
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (6)
230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	287
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	138
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)
220	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	275
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)
235	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	294
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	138
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	105,244
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	5.375%, 3/01/27
7,460	Total Ohio			6,566,785
	Oklahoma – 1.3%
70	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	No Opt. Call	A	85,572
	Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28
115	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	9/30 at 100.00	A	128,862
	Bonds, Durant Public Schools Project, Series 2020, 2.750%, 9/01/31
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds,	9/28 at 100.00	BBB+	835,152
	Refunding Series 2018, 3.625%, 9/01/33
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	305,922
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	244,832
	Project, Series 2018B, 5.000%, 8/15/28
10	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership	3/29 at 100.00	Aaa	10,412
	Loan Program, Series 2020A, 2.650%, 9/01/35

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$ 125	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds,	3/29 at 100.00	A–	$ 158,985
	Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31
1,570	Total Oklahoma			1,769,737
	Oregon – 1.0%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 85.82	AA+	980,687
	Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
25	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/21 at 100.00	N/R	25,222
	Series 2020B-1, 3.250%, 11/15/25
360	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds,	No Opt. Call	A+	378,673
	Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)
1,635	Total Oregon			1,384,582
	Pennsylvania – 5.4%
50	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds,	No Opt. Call	AA	68,135
	Carnegie Mellon University, Series 2020A, 5.000%, 2/01/30
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba3	111,246
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	275
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Tower Health Project, Series 2017:
115	5.000%, 11/01/29	11/27 at 100.00	BBB+	129,176
130	4.000%, 11/01/32	11/27 at 100.00	BBB+	134,302
345	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	8/29 at 101.50	BBB+	389,495
	Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)
280	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	AA	317,895
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured
100	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	8/26 at 100.00	AA–	122,597
	Geisinger Health System, Series 2020B, 5.000%, 4/01/43 (Mandatory Put 2/15/27)
100	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	10/29 at 100.00	AA–	130,201
	Geisinger Health System, Series 2020C, 5.000%, 4/01/43 (Mandatory Put 4/01/30)
240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	242,962
	Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory
	Put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	A1	460,942
	Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory
	Put 8/15/22)
175	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	189,973
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39
	(Mandatory Put 12/03/29) (AMT)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	6
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	575,245
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	287,840
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	271,862
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (AMT)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BBB–	152,466
	Series 2012, 5.000%, 5/01/42
250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	272,775
	2017-125A, 3.400%, 10/01/32 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/27 at 100.00	AA+	$ 27,165
	2019-128A, 3.650%, 10/01/32 (AMT)
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	106,540
	2019-129, 2.950%, 10/01/34
150	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	150,882
	2020-132A, 2.300%, 10/01/35
160	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/29 at 100.00	AA+	161,398
	2020-133, 2.350%, 10/01/40
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
115	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	116,012
475	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	479,218
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
400	5.000%, 6/01/29	6/26 at 100.00	A3	479,016
855	5.000%, 6/01/35	6/26 at 100.00	A3	1,004,300
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third	12/27 at 100.00	A3	304,395
	Series 2017, 5.000%, 12/01/32
65	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and	10/20 at 100.00	N/R	63,872
	Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21
95	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	104,090
	5.000%, 11/15/26
55	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	No Opt. Call	BB+	53,325
	Bonds, Marywood University, Series 2016, 3.375%, 6/01/26
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical	No Opt. Call	A– (4)	345,246
	Community Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21 (ETM)
6,770	Total Pennsylvania			7,252,852
	Puerto Rico – 1.9%
175	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CC	184,844
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
215	5.250%, 7/01/24	7/22 at 100.00	CC	221,719
105	4.250%, 7/01/25	7/22 at 100.00	CC	105,131
220	5.000%, 7/01/33	7/22 at 100.00	CC	223,850
130	5.125%, 7/01/37	7/22 at 100.00	CC	132,275
50	5.250%, 7/01/42	7/22 at 100.00	CC	50,875
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured
	2018A-1:
280	0.000%, 7/01/27	No Opt. Call	N/R	238,036
352	0.000%, 7/01/29	7/28 at 98.64	N/R	277,436
631	0.010%, 7/01/31	7/28 at 91.88	N/R	461,406
341	0.000%, 7/01/33	7/28 at 86.06	N/R	228,654
217	4.500%, 7/01/34	7/25 at 100.00	N/R	226,947
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
44	4.329%, 7/01/40	7/28 at 100.00	N/R	44,954
135	4.329%, 7/01/40	7/28 at 100.00	N/R	137,925
2,895	Total Puerto Rico			2,534,052
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	230,276
	England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
50	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond	10/29 at 100.00	AA+	50,839
	Program, Series 2020-72A, 2.550%, 10/01/40
250	Total Rhode Island			281,115

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.1%
$ 130	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	$ 143,776
	2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)
	South Dakota – 0.1%
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds,
	Series 2018B:
50	3.850%, 11/01/33	11/27 at 100.00	AAA	55,988
115	4.050%, 11/01/38	11/27 at 100.00	AAA	128,346
165	Total South Dakota			184,334
	Tennessee – 1.1%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A+	109,402
180	5.000%, 1/01/23	No Opt. Call	A+	197,490
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	60,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/27, 144A (6)
100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A	114,068
	4.000%, 11/01/49 (Mandatory Put 11/01/25)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A	991,024
	5/01/48 (Mandatory Put 5/01/23)
1,405	Total Tennessee			1,471,984
	Texas – 6.6%
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds,
	Refunding First Tier Series 2017A:
40	5.000%, 1/01/28	1/27 at 100.00	BBB–	41,151
55	5.000%, 1/01/30	1/27 at 100.00	BBB–	56,194
540	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	548,122
	6.250%, 1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	1,159,820
	5.000%, 1/01/31
25	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy	9/28 at 100.00	A	26,846
	Tax and Special Revenue Bonds, Refunding Series 2019, 5.000%, 9/01/34
100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	No Opt. Call	A	101,358
	Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)
215	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A1	215,851
	2012B, 5.000%, 11/01/35
50	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa2	51,550
	Inc Project, Series 2012B, 4.750%, 11/01/42
250	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond	No Opt. Call	A+	274,258
	Anticipation Note Series 2014A, 5.000%, 2/01/23
385	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	AA	435,450
	Series 2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	Ba3	50,866
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	483,795
	Entertainment Project, Series 2001B, 0.010%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	499,952
	Series 2015, 5.000%, 11/01/28 (AMT)
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	200,432
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
$ 100	5.000%, 12/01/25	No Opt. Call	B1	$ 111,117
100	5.250%, 12/01/28	12/25 at 100.00	B1	110,490
100	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	105,902
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
450	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	490,194
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	AA (4)	413,942
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
225	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	307,876
490	0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	725,812
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R (4)	793,721
	Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)
480	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A+	529,944
	5.000%, 1/01/23
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	117,499
	Series 2012, 5.000%, 12/15/32
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A:
210	4.000%, 12/31/38	12/29 at 100.00	Baa2	236,166
125	4.000%, 12/31/39	12/29 at 100.00	Baa2	140,136
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	542,122
	Second Tier Series 2015C, 5.000%, 8/15/31
7,845	Total Texas			8,770,566
	Virginia – 1.2%
200	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	207,458
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
130	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	134,416
	Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory
	Put 6/01/23)
120	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	122,433
	Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)
300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	308,742
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	602,249
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
140	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	139,850
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 0.750%, 10/01/40 (Mandatory
	Put 9/02/25)
40	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	40,713
	Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.200%, 11/01/40 (Mandatory
	Put 5/31/24)
1,505	Total Virginia			1,555,861
	Washington – 2.3%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%,	No Opt. Call	AA–	1,106,430
	4/01/23 (AMT)
5	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/25 at 100.00	BBB+	5,812
	2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 275	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/26 at 100.00	BBB+	$ 327,924
	2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+ (4)	1,063,450
	Research Center, Series 2011A, 5.375%, 1/01/31 (Pre-refunded 1/01/21)
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation	12/22 at 100.00	Baa3	620,720
	Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,915	Total Washington			3,124,336
	West Virginia – 0.4%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	No Opt. Call	N/R	103,002
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 4.500%, 6/01/27, 144A
115	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	No Opt. Call	A–	118,661
	Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory
	Put 4/01/22) (AMT)
80	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/24 at 100.00	Baa1	90,828
	Medical Center, Series 2014A, 5.000%, 9/01/25
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	269,023
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
535	Total West Virginia			581,514
	Wisconsin – 3.0%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	519,192
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	373,730
	Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,
	Refunding Series 2016C:
65	4.050%, 11/01/30	5/26 at 100.00	BBB–	70,251
145	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB–	158,592
45	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	No Opt. Call	AA–	47,926
	2013A, 5.000%, 4/01/22
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (4)	700,873
	Care, Inc, Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
100	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/26 at 100.00	A–	120,822
	Marshfield Clinic Health System, Inc, Series 2020B-2, 5.000%, 2/15/51 (Mandatory Put 2/15/27)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	1,746,900
	ThedaCare Inc, Series 2015, 5.000%, 12/15/26
250	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds,	9/29 at 100.00	AA	262,913
	Series 2020A, 2.700%, 9/01/35
3,730	Total Wisconsin			4,001,199
	Wyoming – 0.1%
85	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	5/29 at 100.00	A	91,720
	Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39
25	Wyoming Community Development Authority, Housing Revenue Bonds, 2020 Series 1,	6/29 at 100.00	AA+	26,081
	2.625%, 12/01/35
110	Total Wyoming			117,801
$ 123,080	Total Municipal Bonds (cost $120,427,367)			129,429,823

Shares	Description (1)			Value
	COMMON STOCKS – 1.2%
	Electric Utilities – 1.2%
65,897	Energy Harbor Corp (7), (8), (11)			$ 1,515,631
	Total Common Stocks (cost $1,755,741)			1,515,631
	Total Long-Term Investments (cost $122,183,108)			130,945,454

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0%
	MUNICIPAL BONDS – 1.0%
	National – 0.1%
$ 136	BB&T Municipal Trust Pool Tax Exempt Lease Certificates, Variable Rate Demand Obligations,	No Opt. Call	A+	$ 135,883
	Class C Series 2018, 0.920%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (9), (10)
	Alabama – 0.5%
625	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds,	No Opt. Call	A1	667,175
	Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008,
	2.900%, 7/15/34 (Mandatory Put 12/12/23) (9)
	Florida – 0.4%
665	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	12/20 at 104.00	N/R	582,487
	Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A,
	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (9)
$ 1,426	Total Short-Term Investments (cost $1,425,884)			1,385,545
	Total Investments (cost $123,608,992) – 99.2%			132,330,999
	Other Assets Less Liabilities – 0.8%			1,072,457
	Net Assets Applicable to Common Shares – 100.0%			$ 133,403,456

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) September 30, 2020 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard &
Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy
Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation
Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation
Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Corporation Project, Refunding Series 2010A, 0.000%, 7/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear
Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2006A, 3.000%, 5/15/20; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear
Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,
Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value
Measurements for more information.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
SIFMA	Securities Industry and Financial Market Association
See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2020 (Unaudited)

Assets
Long-term investments, at value (cost $122,183,108)	$130,945,454
Short-term investments, at value (cost $1,425,884)	1,385,545
Receivable for:
Interest	1,401,630
Investments sold	265,188
Other assets	2,167
Total assets	133,999,984
Liabilities
Cash overdraft	80,898
Payable for:
Dividends	322,639
Investments purchased – regular settlement	66,950
Accrued expenses:
Management fees	50,093
Trustees fees	2,003
Custodian fees	36,868
Other	37,077
Total liabilities	596,528
Net assets applicable to common shares	$133,403,456
Common shares outstanding	12,445,363
Net asset value (“NAV”) per share outstanding	$10.72
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$124,454
Paid-in surplus	123,843,341
Total distributable earnings	9,435,661
Net assets applicable to common shares	$133,403,456

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2020 (Unaudited)

Investment Income	$2,154,411
Expenses
Management fees	303,443
Custodian fees	18,417
Trustees fees	2,092
Professional fees	12,638
Shareholder reporting expenses	15,789
Shareholder servicing agent fees	1,399
Stock exchange listing fees	3,257
Investor relations expenses	4,097
Other	6,724
Total expenses	367,856
Net investment income (loss)	1,786,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(11,047)
Change in net unrealized appreciation (depreciation) of investments	3,728,007
Net realized and unrealized gain (loss)	3,716,960
Net increase (decrease) in net assets applicable to common shares from operations	$5,503,515

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/20	3/31/20
Operations
Net investment income (loss)	$1,786,555	$3,849,169
Net realized gain (loss) from investments	(11,047)	564,816
Change in net unrealized appreciation (depreciation) of investments	3,728,007	(2,039,235)
Net increase (decrease) in net assets applicable to common shares from operations	5,503,515	2,374,750
Distributions to Common Shareholders
Dividends	(1,978,813)	(3,957,625)
Decrease in net assets applicable to common shares from distributions to shareholders	(1,978,813)	(3,957,625)
Net increase (decrease) in net assets applicable to common shares	3,524,702	(1,582,875)
Net assets applicable to common shares at the beginning of period	129,878,754	131,461,629
Net assets applicable to common shares at the end of period	$133,403,456	$129,878,754

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share
		Net	Net			From
		Investment	Realized/		From Net	Accumulated				Ending
	Beginning	Income	Unrealized		Investment	Net Realized			Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains		Total	NAV	Price
Year Ended 3/31:
2021(c)	$10.44	$0.14	$0.30	$0.44	$(0.16)	$—		$(0.16)	$10.72	$10.49
2020	10.56	0.31	(0.11)	0.20	(0.32)	—		(0.32)	10.44	9.77
2019	10.34	0.33	0.21	0.54	(0.32)	—		(0.32)	10.56	9.96
2018	10.28	0.33	0.04	0.37	(0.31)	—		(0.31)	10.34	9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—	*	(0.32)	10.28	9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—		(0.33)	10.64	10.57

			Common Share Supplemental Data/
			Ratio Applicable to Common Shares
Common Shares
Total Returns			Ratios to Average Net Assets
	Based				Net
Based	on	Ending			Investment		Portfolio
on	Share	Net Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(b)
4.22%	9.06%	$133,403	0.55	%**	2.69	%**	7%
1.83	1.14	129,879	0.56		2.88		13
5.28	6.16	131,462	0.57		3.18		16
3.65	0.67	128,633	0.58		3.20		18
(0.43)	(3.13)	127,963	0.58		3.01		15
3.66	1.24	132,337	0.57		3.01		20

(a)	Total Return Based on Common Share NAV is the combination of changes in NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distri-
butions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(b)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives)
divided by the average long-term market value during the period.
(c)	For the six months ended September 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)

1. General Information

Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is September 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-4, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities

Notes to Financial Statements (Unaudited) (continued)
are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments:*
Municipal Bonds	$ —	$129,429,823	$ —	$129,429,823
Common Stocks**	—	1,515,631	—	1,515,631
Short-Term Investments:*
Municipal Bonds	—	1,385,545	—	1,385,545
Total	$ —	$132,330,999	$ —	$132,330,999

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $11,096,466 and $9,413,120, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
The Fund did not have any share transactions during the current and prior fiscal period.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2020.

Tax cost of investments	$123,575,882
Gross unrealized:
Appreciation	$ 9,622,768
Depreciation	(867,651)
Net unrealized appreciation (depreciation) of investments	$ 8,755,117
Permanent differences, primarily due to taxable market discount and paydowns, resulted in reclassifications among the Fund’s components of common shares net assets as of March 31, 2020, the Fund’s last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$513,603
Undistributed net ordinary income[2]	79,468
Undistributed net long-term capital gains	587,717

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2020, paid on April 1, 2020.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
The tax character of distributions paid during the Fund’s last tax year ended March 31, 2020 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$3,941,569
Distributions from net ordinary income[2]	16,056
Distributions from net long-term capital gains	—
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
During the Fund’s last tax year ended March 31, 2020, the Fund utilized $63,555 of capital loss carryforwards.
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125
The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2020, the complex- level fee for each Fund was 0.1575%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades
Purchases	$500,000
Sales	500,000
8. Borrowing Arrangements

Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (‘‘Participating Funds’’), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of ‘‘Interest expense’’ on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update (Unaudited)
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Fund’s long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund

Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Matthew Thornton III*	Terence J. Toth	Margaret L. Wolff	Robert L. Young
* Effective November 16, 2020.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
NIM
Shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■    Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.
■    Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■    Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■    Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■    Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■    S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■    Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.  Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•     Fund Improvements and Product Management Initiatives — continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•     Capital Initiatives — continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•     Compliance Program Initiatives — continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•     Risk Management and Valuation Services — continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•     Regulatory Matters — continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•     Government Relations — continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•     Business Continuity, Disaster Recovery and Information Services — continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•     Expanded Dividend Management Services — continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•     with respect specifically to closed-end funds, such initiatives also included:
••    Leverage Management Services — continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
••    Capital Management, Market Intelligence and Secondary Market Services — ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••   Closed-end Fund Investor Relations Program — maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than its respective peer averages. The Independent Board Members noted that the Fund’s net expense ratio was higher than the average of the Peer Universe primarily due to the odd composition of the Peer Universe which contained only one non-Nuveen fund. The Independent Board Members noted that the Fund’s net management fee and net expense ratio were below those of the non-Nuveen peer. The Independent Board Members were satisfied with the explanation of the differential.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

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Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0920D 1402027-INV-B-11/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 4, 2020